SUMMARY PROSPECTUS May 1, 2020

AB Variable Products Series Fund, Inc.

Balanced Wealth Strategy Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2020, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus, reports to shareholders and other information about the Portfolio, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.55%

Distribution (12b-1) Fees	.25%

Other Expenses:
Transfer Agent	.00%	(a)
Interest Expense	.00%	(a)
Other Expenses	.20%

Total Other Expenses	.20%

Acquired Fund Fees and Expenses	.22%

Total Portfolio Operating Expenses	1.22%

Fee Waiver and/or Expense Reimbursement(b)	(.20)%

Total Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	1.02%

(a)	Amount is less than .01%.

(b)

The Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of any mutual funds advised by the Adviser in which the Portfolio invests, as included in “Acquired Fund Fees and Expenses” and paid by the Portfolio. This fee waiver and/or expense reimbursement will remain in effect until at least May 1, 2021 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

(c)	If interest expense were excluded, Total Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be 1.01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$104

After 3 Years	$367

After 5 Years	$651

After 10 Years	$1,460

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests in a portfolio of equity and fixed-income securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Under normal circumstances, the Portfolio invests at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities with a goal of providing moderate upside potential without excessive volatility. The Portfolio also seeks exposure to real assets by investing in real estate-related equity securities (including real estate investment trusts, or REITs), natural resource equity securities and inflation-sensitive equity securities, which are equity securities of companies that the Adviser believes maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation sensitive equities”). The Portfolio pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging market countries.

The Adviser expects that the Portfolio will normally invest a greater percentage of its total assets in equity securities than in fixed-income securities, and will generally invest in equity securities both directly and through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A significant portion of the Portfolio’s assets are expected to be invested directly in U.S. large-cap equity securities, primarily common stocks, in accordance with the Adviser’s U.S. Strategic Equities investment strategy (“U.S. Strategic Equities”). Under U.S. Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Portfolio. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the equity portion of the Portfolio’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

In addition, the Portfolio seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”). Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-U.S. large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to U.S. Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others. The Portfolio also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging market equity securities. The Adviser selects an Underlying Portfolio based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Portfolio’s overall portfolio.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock.

The Portfolio expects to enter into derivative transactions, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge foreign currency exposure.

The Adviser may employ currency hedging strategies in the Portfolio or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio or the Underlying Portfolios, but it is not required to do so. The Adviser will generally employ currency hedging strategies more frequently in the fixed-income portion of the Portfolio than in the equity portion.

PRINCIPAL RISKS:

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

•

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value when one of these investment strategies is performing more poorly than others.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

•

Active Trading Risk: The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio will invest. The performance shown below for periods prior to May 1, 2018 is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 9.67%, 3rd quarter, 2010; and Worst Quarter was down -11.37%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Portfolio	18.20%	6.24%	7.41%
MSCI AC World Index (net) (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)	26.60%	8.41%	8.79%
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)* (reflects no deduction for fees, expenses, or taxes)	8.22%	3.57%	4.08%

*

The information for the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) is presented to show how the Portfolio’s performance compares with the returns of an index of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Jess Gaspar	Since 2018	Senior Vice President of the Adviser

Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolio shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurer for federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.